UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ___________________

FORM 8-K
 ___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 3, 2018
Date of Report (Date of earliest event reported)
___________________

CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)
(Not applicable)
 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)
The 2018 Annual Stockholder Meeting (the “Annual Meeting”) of the Company was held on May 3, 2018. On March 6, 2018, the record date for the Annual Meeting, 486,160,297 shares of the Company’s common stock were issued and outstanding, of which 442,557,162 were present for purposes of establishing a quorum.

(b)	Stockholders voted on the following matters:

(1)
Stockholders elected Mr. Richard D. Fairbank, Ms. Aparna Chennapragada, Ms. Ann Fritz Hackett, Mr. Lewis Hay, III, Mr. Benjamin P. Jenkins, III, Mr. Peter Thomas Killalea, Mr. Pierre E. Leroy, Mr. Peter E. Raskind, Mr. Mayo A. Shattuck III, Mr. Bradford H. Warner and Ms. Catherine G. West to the Company’s Board of Directors for terms expiring at the 2019 annual meeting of stockholders;

(2)	Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent auditors of the Company for 2018;

(3)	Stockholders approved, on an advisory basis, the Company’s 2017 named executive officer compensation; and

(4)	Stockholders ratified the 25% ownership threshold for stockholders to request a special meeting of stockholders.
Set forth below are the number of votes cast for and against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non-Votes
Election of Directors:
Richard D. Fairbank	404,698,278	5,354,322	2,637,626	29,866,936
Aparna Chennapragada	411,719,848	664,693	305,685	29,866,936
Ann Fritz Hackett	363,655,285	48,742,472	292,469	29,866,936
Lewis Hay, III	392,375,849	20,014,094	300,283	29,866,936
Benjamin P. Jenkins, III	405,288,722	7,105,729	295,775	29,866,936
Peter Thomas Killalea	405,099,671	7,291,469	299,086	29,866,936
Pierre E. Leroy	402,307,035	10,078,677	304,514	29,866,936
Peter E. Raskind	404,832,553	7,555,658	302,015	29,866,936
Mayo A. Shattuck III	385,120,085	27,264,646	305,495	29,866,936
Bradford H. Warner	410,319,959	2,073,079	297,188	29,866,936
Catherine G. West	410,877,745	1,493,899	318,582	29,866,936
Ratification of Selection of Ernst & Young LLP as Independent Auditors of the Company for 2018	435,370,649	6,919,009	267,504	N/A
Advisory Approval of the Company’s 2017 Named Executive Officer Compensation	350,368,788	61,685,115	636,323	29,866,936
Ratification of the 25% Ownership Threshold to Request a Special Meeting of Stockholders	223,201,503	188,889,487	599,236	29,866,936

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION
Dated: May 4, 2018	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel

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